EXHIBIT 10.24


                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement is made and entered into as of July ___, 1996, by and among Golden Bear Golf, Inc. (the "Company") and those individuals and entities listed on the Signature Page hereto (the
"Shareholders").

                                    PRELIMINARY STATEMENTS

               A. The Company and the Shareholders have entered into that certain Agreement and Plan of Reorganization, dated June 7, 1996 (the "Reorganization Agreement"), pursuant to which, among other things, the Shareholders have agreed to contribute their shares of capital stock in Golden Bear Golf Centers, Inc., a Florida corporation, in exchange for shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock").

               B. The parties anticipate that the Company will consummate an initial public offering of the Company's Class A Common Stock (the "Offering").

               C. The Company has agreed to grant to the Shareholders certain registration rights for their Registrable Securities (as defined below) after the Offering.

                                    AGREEMENT

               In consideration of the preliminary recitals and the respective mutual agreements, covenants, representations and warranties herein contained, the parties hereto agree as set forth below.

               1. CERTAIN DEFINITIONS. In addition to terms defined elsewhere

               "AFFILIATE" shall have the meaning specified in Rule 144 promulgated by the Commission under the Securities Act.

               "BUSINESS DAY" shall mean any day on which commercial banks are open for business in New York, New York.

               "COMMISSION" shall mean the Securities and Exchange Commission.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "PERSON" shall mean any natural person, corporation, unincorporated organization, partnership, association, limited liability company, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

               "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

               "REGISTRABLE SECURITIES" shall mean (i) the Class A Common Stock received by each Shareholder pursuant to the Reorganization Agreement and (ii) any securities of the Company that may be issued or distributed with respect to, or in exchange for such Class A Common Stock (or other Registrable Securities that can be traced directly or indirectly to such Class A Common Stock), pursuant to a stock dividend or distribution, stock split, combination of shares, recapitalization, reclassification, merger, consolidation, reorganization, conversion right or otherwise.

               "REGISTRATION STATEMENT" shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

               2. SHELF REGISTRATION RIGHTS. The Company will file, at any time following the date which is one year after the date of consummation of the Offering, upon written request of any Shareholder (a "Requesting Holder"), a shelf registration statement (the "Shelf Registration Statement") on Form S-3 covering the Registrable Securities owned by the Requesting Holder and thereafter shall use its best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period up to two years from the date of consummation of the Offering; PROVIDED, HOWEVER, that the Company shall have the right to prohibit the sale of Registrable Securities pursuant to the Shelf Registration Statement, upon notice to the Requesting Holder (A) if in the opinion of counsel for the Company, the Company would thereby be required to disclose information not otherwise then required by law to be publicly disclosed, provided
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


that the Company shall use its best efforts to minimize the period of time in which it shall prohibit the sale of any shares of Registrable Securities pursuant to this clause (A), (B) for periods of up to 30 days if the Company reasonably believes that such sale might reasonably be expected to have an adverse effect on any significant proposal or plan of the Company to engage in an acquisition of assets or any merger, consolidation, tender offer, financing, corporate reorganization or similar transaction; (C) during the period starting with the date 10 days prior to the Company's estimate of the date of filing of, and ending on a date 90 days after the effective date of, a Company initiated registration in which the Requesting Holder is entitled to participate in accordance with Section 3 hereof, or such longer post-effective periods as may be reasonably required by the underwriter or underwriters if such offering is underwritten; or (D) upon the happening of any event, as a result of which the Prospectus under the Shelf Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall within a reasonable period provide the Requesting Holder with revised or supplemental prospectuses and the Requesting Holder shall promptly take action to cease making any offers of the Registerable Securities until receipt and distribution of such revised or supplemental prospectuses).

               3.     PIGGYBACK REGISTRATION RIGHTS.

                      (a) PIGGYBACK REGISTRATION. Subject to the limitations set forth in Section 3(c), if the Company shall propose to issue and register shares of its equity securities on its own behalf or to register equity securities on behalf of any holder of its equity securities under the Securities Act, the Company shall give written notice as promptly as possible of such registration to each of the Shareholders (which notice shall include the anticipated filing date of the Registration Statement and the number of its equity securities proposed to be included in the Registration Statement), and will use its best efforts to include in the offering such amount of the Registrable Securities as any Shareholder (a "Participating Holder") shall request to be included by written notice to the Company received within fifteen days after receipt of the Company's notice, upon the same terms (including the method of distribution) as the equity securities being sold by the Company or any such holder pursuant to any such offering (a "Piggyback Registration").

                      (b)    REQUIREMENTS OF REQUEST.  Each request
delivered to the Company pursuant to Section 3(a) shall: (i) specify the amount of Registrable Securities intended to be offered and sold by the Participating Holder; and (ii) contain the undertaking of the Participating Holder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Commission and state securities and "blue sky" laws and to obtain acceleration of the effective date of the Registration Statement.

                      (c) LIMITATIONS ON INCIDENTAL REGISTRATIONS. The obligations of the Company to cause Registrable Securities to be registered pursuant to this Section 3 are subject to each of the following limitations, conditions and qualifications:

                             (i)  The Company shall not be required to give
notice or include Registrable Securities in any registration if the proposed registration is primarily: (A) a registration of a stock option, thrift, employee benefit or compensation plan or of securities issued or issuable pursuant to any such plan; (B) a registration of securities proposed to be issued in connection with a dividend reinvestment plan or stock purchase plan;
(C) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or other entity; (D) a registration of securities to be offered by the Company to its then existing security holders; or (E) a registration of securities which is a combination of any of the above.

                             (ii)  If the Company is advised by the managing
underwriter or its investment banking firm if the offering is not underwritten, that the inclusion of Registrable Securities may, in the opinion of such underwriter or investment banking firm, as the case may be, materially adversely affect the successful marketing of the securities proposed to be offered by the Company, the number of shares of Registrable Securities to be included in the offering shall be reduced or eliminated to the extent necessary as shall be reasonably determined by such underwriter or investment banker, as the case may be, in good faith; provided that as to the Participating Holders, such reduction shall be pro rata with respect to all securities to be sold by persons other than the Company; and, PROVIDED, FURTHER, that in such event, the Participating Holder shall have the right to withdraw their requests to participate in the offering.

                             (iii)  If any Participating Holder elects not to
participate in any offering in which it had previously requested the registration described in Section 3(a), the Participating Holder may elect to withdraw therefrom by delivering written notice to the Company and the managing underwriter or underwriters, if any, at least 30 days prior to the planned effective date of such Piggyback Registration.

                             (iv)    The Company may, in its sole discretion
and without the consent of or prior notice to any Participating Holder, withdraw such registration statement and abandon the proposed offering in which the Participating Holder had requested to participate at any time.

               4.     REGISTRATION EXPENSES.

                      (a) Except as set forth in Sections 4(b) or (c) hereof, all expenses incident to the Company's performance of or compliance with this Agreement pursuant to any registration of Registrable Securities undertaken by the Company hereunder, including, without limitation, all (i) registration and filing fees including National Association of Securities Dealers' fees and fees and expenses associated with filings required to be made with a national securities exchange or national computerized market system,
(ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for underwriters in connection with blue sky qualifications of the Registrable Securities covered by the Registration Statement and determination of eligibility for investment under the laws of such jurisdictions designated by the managing underwriter or underwriters, if any), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities covered by the Registration Statement in a form eligible for deposit with the Depositary Trust Company and of printing prospectuses) and the expenses related to copying any documents or agreements related to such registration, (iv) fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and of all underwriters and (v) fees and expenses of other Persons, such as any transfer agent or registrar, retained by the Company in connection with such registration shall be borne by
(x) the Company with respect to any Piggyback Registration and (y) the Requesting Holder with respect to any Shelf Registration, regardless of whether the Registration Statement becomes effective.

                      (b) The Company shall, under either a Piggyback or Shelf Registration, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any Person (other than legal counsel), including special experts, retained by the Company, regardless of whether the Registration Statement becomes effective.

                      (c) The Requesting Holder or Participating Holder shall bear the following expenses in connection with any Shelf or Piggyback Registration regardless of whether the Registration Statement becomes effective:
(i) all discounts commissions or fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals relating to the distribution of the Registrable Securities of such holder, (ii) all legal and accounting fees and expenses of such holder and (iii) all taxes of such holder.

                                       -5

               5.     INDEMNIFICATION.

                      (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Requesting Holder and Participating Holder, its trustees, beneficiaries, employees, directors and officers and each Person who controls any such Shareholder (within the meaning of Section 15 of the Securities Act) from and against all losses, claims, damages, liabilities, and reasonable expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company in writing by such Shareholder specifically for use therein; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense of such Shareholder arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Shareholder or its agents failed to deliver a copy of the Prospectus to the Person asserting such loss, claim, damage, liability, or expense after the Company had furnished such Shareholder with a sufficient number of copies of the same and (ii) the Prospectus corrected such untrue statement or omission; and, PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and such Shareholder or its agent thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities covered by a Registration Statement to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Shareholder with a sufficient number of copies thereof in a manner and at a time sufficient to permit delivery of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors, and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act), as then customary in connection with similar transactions, if requested, including an exception relating to any information furnished to the Company in writing by such underwriters, selling brokers, dealer managers and similar securities industry professionals.

                      (b) INDEMNIFICATION BY SHAREHOLDERS. In connection with each Shelf Registration and Piggyback Registration hereunder, each Requesting Holder and Participating Holder, respectively,
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


shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus, and agrees, severally but not jointly, to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors and employees and each Person who directly or indirectly controls the company (within the meaning of Section 15 of the Securities Act), from and against any losses, claims, damages, liabilities, and reasonable expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent but only to the extent that such untrue statement or omission is contained in such information so furnished by such Shareholder to the Company specifically for inclusion in such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement. The amount payable by any Requesting Holder or Participating Holder with respect to the indemnification set forth in this subsection (b) in connection with any Shelf Registration or Piggyback Registration shall not exceed the amount of gross proceeds received by such Requesting Holder or Participating Holder, as the case may be, from the sale of Registrable Securities sold in the offering made pursuant to such Shelf Registration or Piggyback Registration, as the case may be.

                      (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder shall: (i) give prompt written notice to the indemnifying party of any written claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless: (x) the indemnifying party has agreed in writing to pay such fees or expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (z) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any
                                      -7-


settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement of, or consent to the entry of any judgment with respect to, any claim in respect of which indemnification or contribution may be sought hereunder unless such settlement or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault by or on behalf of the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (together with appropriate local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based upon written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                      (d)    CONTRIBUTION.  If for any reason the
indemnification provided for in the preceding Sections 5(a) and 5(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding Sections 5(a) and 5(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               6.     HOLDBACK AGREEMENT; PRESS RELEASES.

                      (a) The Shareholders agree not to effect any public sale or distribution of Registrable Securities, including sales pursuant to Rule 144 of the Commission promulgated under the Securities Act, during the fourteen days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed in connection with a registration (in which the Shareholder participates) under Section 3 of this Agreement (or such longer periods, not to exceed 180 days, as may be requested by the underwriter or underwriters of such offering), except as part of such registration, if and to the extent requested by the Company in the case of a non-underwritten offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten offering.

                      (b) Before any Requesting Holder or Participating Holder shall disseminate or announce publicly any information concerning a proposed offering pursuant to Section 2 or 3 hereof that is intended for or may result in public knowledge thereof, such holder shall so advise the Company and shall not disseminate or announce publicly such information without the Company's consent, unless such information is otherwise publicly available or the dissemination thereof is required by applicable law.

                      (c) Notwithstanding anything to the contrary contained herein, the parties hereto agree not to exercise any registration rights provided herein without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") until 180 days after the date of the prospectus used in connection with the Offering.

               7.     PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

                      (a) If any of the Registrable Securities covered by a Registration Statement is to be used in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company.

                      (b) No Person may participate in any Underwritten Registration hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements. Nothing in this Section 7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

               8. EFFECTIVENESS AND TERMINATION. The rights and obligations under this Agreement shall become effective upon consummation of the Offering and, except for continuing obligations pursuant to Sections 4 or 5, shall automatically terminate with respect to each Shareholder upon the sale or other disposition by such Shareholder of all his, her or its Registrable Securities.

               9.     MISCELLANEOUS.

                      (a) NOTICE. Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by prepaid courier, or sent by facsimile to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice).

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


                      (b) ENTIRE AGREEMENT. This Agreement contains every obligation and understanding between the parties relating to the subject matter hereof and merges and supersedes all prior discussions, negotiations and agreements (both oral and written), if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

                      (c) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

                      (d) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, except, in the case of the Company, by operation of law. This Agreement will be binding upon, and will inure to the benefit of and be enforceable by the parties and their permitted successors (which shall include, in the case of an individual, such individual's estate, guardian, conservator, committee and assigns).

                      (e) NO THIRD PARTY BENEFICIARY. Other than Merrill Lynch pursuant to the provisions of Section 7(c), nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                      (f) HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

                      (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      (h) GOVERNING LAW. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

                      (i) ENFORCEMENT. Each party hereto hereby agrees that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning the sale or disposition of any Registrable Securities or any other matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such
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remedies shall, however, be cumulative and non-exclusive, and shall be in addition to any other remedies which the parties may have.

               IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                   THE COMPANY

                                    GOLDEN BEAR GOLF, INC.



                                       By:_________________________________
                                           Address:  1178 U.S. Highway #1
                                                     North Palm Beach, FL 33408


                                    THE SHAREHOLDERS



                                       By:
                                          ---------------------------------
                                            RICHARD P. BELLINGER
                                            Address:



                                       By:
                                          ---------------------------------
                                            MARK F. HESEMANN
                                            Address:



                                       By:
                                          ---------------------------------
                                            THOMAS P. HISLOP
                                            Address:



                                       By:
                                          ---------------------------------
                                            JACK P. BATES
                                            Address:

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